EXHIBIT 13.1


                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
      SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)




Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), I, Peter Braun of iQ Power AG (the "Company") hereby certify, to my knowledge, that:

The Company's Annual Report on Form 20-F for the year ended December 31, 2004 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


/s/        Peter Braun
------------------------------------------------
Name:      Peter Braun
Title:     Chief Executive Officer and acting
             Chief Financial Officer


Dated:     June 28, 2005




The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.